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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (333-70267) of Perot Systems Corporation of our reports dated March 4, 1999 relating to the financial statements and financial statement schedule, which appear in Perot Systems Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.



                                           /s/ PricewaterhouseCoopers LLP



Dallas, Texas
February 25, 2000








                                  EXHIBIT 23.1